                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned officer and director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Seth R. Johnson and Susan J. Riley, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ MICHAEL S. JEFFRIES
                                  -----------------------
                                  Michael S. Jeffries

                                POWER OF ATTORNEY

      The undersigned officer and director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Susan J. Riley, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ SETH R. JOHNSON
                                  -------------------
                                  Seth R. Johnson

                                POWER OF ATTORNEY

      The undersigned officer of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ SUSAN J. RILEY
                                  ------------------
                                  Susan J. Riley

                                POWER OF ATTORNEY

      The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries, Seth R. Johnson and Susan J. Riley, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ JAMES B. BACHMANN
                                  ---------------------
                                  James B. Bachmann

                                POWER OF ATTORNEY

      The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries, Seth R. Johnson and Susan J. Riley, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ LAUREN J. BRISKY
                                  --------------------------
                                  Lauren J. Brisky

                                POWER OF ATTORNEY

      The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries, Seth R. Johnson and Susan J. Riley, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ RUSSELL M. GERTMENIAN
                                  -------------------------
                                  Russell M. Gertmenian

                                POWER OF ATTORNEY

      The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries, Seth R. Johnson and Susan J. Riley, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ JOHN A. GOLDEN
                                  ------------------
                                  John A. Golden

                                POWER OF ATTORNEY

      The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries, Seth R. Johnson and Susan J. Riley, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ ARCHIE M. GRIFFIN
                                  ---------------------
                                  Archie M. Griffin

                                POWER OF ATTORNEY

      The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries, Seth R. Johnson and Susan J. Riley, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ JOHN W. KESSLER
                                  -------------------
                                  John W. Kessler

                                POWER OF ATTORNEY

      The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries, Seth R. Johnson and Susan J. Riley, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ EDWARD F. LIMATO
                                  --------------------
                                  Edward F. Limato

                                POWER OF ATTORNEY

      The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 31, 2004 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries, Seth R. Johnson and Susan J. Riley, and each of them, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED as of the 8th day of April, 2004.

                                  /s/ SAM N. SHAHID, JR.
                                  ----------------------
                                  Sam N. Shahid, Jr.